First Sentier American Listed Infrastructure Fund

Schedule of Investments
at January 31, 2023 (Unaudited)

Shares		Value
	COMMON STOCKS: 81.26%
	Electric Utilities - 39.24%
1,123	Alliant Energy Corp.	$60,676
1,466	Duke Energy Corp.	150,192
1,000	Emera, Inc.^	39,818
1,005	Entergy Corp.	108,821
965	Evergy, Inc.	60,457
855	Exelon Corp.	36,072
1,546	FirstEnergy Corp.	63,309
2,221	NextEra Energy, Inc.	165,753
1,073	OGE Energy Corp.	42,190
3,125	PG&E Corp.*	49,688
396	Pinnacle West Capital Corp.	29,522
3,111	PPL Corp.	92,086
81	Southern Co.	5,482
1,111	Xcel Energy, Inc.	76,403
		980,469

	Environmental & Facilities Services - 0.78%
155	Republic Services, Inc.	19,347

	Gas Utilities - 3.55%
3,100	AltaGas Ltd.^	57,967
372	ONE Gas, Inc.	30,638
		88,605
	Multi-Utilities - 7.61%
1,734	CenterPoint Energy, Inc.	52,228
1,529	Dominion Energy, Inc.	97,306
350	DTE Energy Co.	40,729
		190,263

	Oil & Gas Storage & Transportation - 12.05%
646	Cheniere Energy, Inc.	98,702
1,108	DT Midstream, Inc.	60,563
1,075	Targa Resources Corp.	80,647
1,900	Williams Cos., Inc.	61,256
		301,168

	Railroads - 18.03%
6,079	CSX Corp.	187,963
243	Norfolk Southern Corp.	59,732
993	Union Pacific Corp.	202,761
		450,456
	TOTAL COMMON STOCKS (Cost $1,966,012)	2,030,308

	REITs: 15.90%
	Real Estate - 15.90%
695	American Tower Corp.	155,256
1,429	Crown Castle International Corp.	211,649
102	SBA Communications Corp.	30,348
	TOTAL REITs (Cost $398,658)	397,253

	Total Investments in Securities (Cost $2,364,670): 97.16%	2,427,561
	Other Assets in Excess of Liabilities: 2.84%	70,981
	Net Assets: 100.00%	$2,498,542

	* Non-income producing security.
	^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023:

First Sentier American Listed Infrastructure Fund	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$301,168	$-	$-	$301,168
Industrials	469,803	-	-	469,803
Utilities	1,259,337	-	-	1,259,337
Total Common Stocks	2,030,308	-	-	2,030,308
REITs	397,253	-	-	397,253
Total Investments in Securities	$2,427,561	$-	$-	$2,427,561

Refer to the Fund’s schedule of investments for a detailed break-out of holdings by industry classification.